Exhibit 99.1

For Immediate Release	Media Contact:	Ray Hernandez 860-674-3029 Ray.Hernandez@otis.com

	IR Contact:	Stacy Laszewski 860-676-6011 investorrelations@otis.com

Otis Common Stock Begins Trading on New York Stock Exchange

•	Otis completes separation from United Technologies and returns to roots as an independent, publicly traded company

•	Otis is well-positioned for sustained, long-term growth, backed by macro growth trends such as urbanization, a growing middle class and digitalization

•	Otis’ unparalleled service portfolio generates recurring sales, robust free cash flow and best-in-class margins

FARMINGTON, Conn., April 3, 2020 – Otis Worldwide Corporation (NYSE: OTIS) will begin its first day of “regular-way” common stock trading on the New York Stock Exchange (NYSE) today at market open after successfully completing its separation from United Technologies (NYSE: UTX). Otis originally listed its common stock on the NYSE in April 1920 and returns to the Exchange as the leader in the ~$75 billion industry that it created. Otis is the world’s leading company for elevator and escalator manufacturing, installation and service.

“This is a historic day for Otis as we move forward as a strong stand-alone company. Throughout our 167 years in business, we have experienced all types of markets and historic events – and rose to respond. We’re confident we will endure and succeed despite today’s current challenges,” said Otis President & CEO Judy Marks. “Otis continues to be well-positioned for sustained, long-term growth as our business model brings recurring revenue even in times of economic headwinds.”

Otis’ industry leadership is supported by an unparalleled maintenance portfolio that provides recurring sales, best-in-class margins with expansion runway and robust free cash flow. The company’s business model is fueled by new equipment sales, maintenance & repair, and modernization projects. As units continue to get added to the industry’s new equipment segment, the installed base grows, enabling even more service opportunities.

“We operate in an industry with strong fundamentals, backed by macro trends such as urbanization, a growing middle class and digitalization,” Marks added. “Our vast global footprint and focus on strategic digital investments enable us to better serve our customers locally, deliver on our commitments worldwide and support our growth as cities expand.”

Otis reported sales of $13.1 billion in 2019. The company continues to monitor the evolving effect of COVID-19 on its operations and 2020 financial outlook. An update on the impact will be provided with first quarter earnings in early May.

As part of the separation, United Technologies shareholders of record as of  5 p.m. EDT on March 19, 2020, will receive a distribution of one-half (0.5) share of Otis common stock for each share of United Technologies common stock held. No fractional shares of Otis will be issued. UTX shareowners will receive cash in lieu of any fractional shares. UTX shareowners will also retain their shares of UTX common stock.

About Otis

Built on a legacy of innovation, Otis was founded in 1853 after Elisha Otis invented the elevator safety brake, giving rise to the modern city, transforming how people live and work, and revolutionizing architecture itself. Today, we are the world’s leading company for elevator and escalator manufacturing, installation and service. We move 2 billion people a day and maintain more than 2 million customer units worldwide, the industry’s largest maintenance portfolio. We can be found in many of the world’s most recognizable buildings, as well as the busiest transportation hubs and retail centers – we are everywhere people are on the move. Headquartered in Connecticut, USA, Otis is 69,000 people strong, including 40,000 field professionals, all committed to meeting the diverse needs of our customers and passengers in more than 200 countries and territories worldwide.

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Forward-Looking Statements

This communication contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for Otis’ future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning in connection with a discussion of future operating or financial performance or the separation and distribution. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, dividends, share repurchases, tax rates and other measures of financial performance or potential future plans, strategies or transactions of Otis following the separation, including the estimated costs associated with the separation and distribution and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, Otis claims the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which Otis and its businesses operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction, the impact of weather conditions, pandemic health issues (including coronavirus and its effects, among other things, on global supply, demand, and distribution disruptions as the coronavirus outbreak continues and results in an increasingly prolonged period of travel, commercial and/or other similar restrictions and limitations), natural disasters and the financial condition of Otis’ customers and suppliers; (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits of advanced technologies and new products and services; (3) future levels of indebtedness, including indebtedness incurred in connection with the separation, and capital spending and research and development spending; (4) future availability of credit and factors that may affect such availability, including credit market conditions and Otis’ capital structure; (5) the timing and scope of future repurchases of Otis’ common stock, which may be suspended at any time due to various factors, including market conditions and the level of other investing activities and uses of cash; (6) delays and disruption in delivery of materials and services from suppliers; (7) cost reduction efforts and restructuring costs and savings and other consequences thereof; (8) new business and investment opportunities; (9) the anticipated benefits of moving away from diversification and balance of operations across product lines, regions and industries; (10) the outcome of legal proceedings, investigations and other contingencies; (11) pension plan assumptions and future contributions; (12) the impact of the negotiation of collective bargaining agreements and labor disputes; (13) the effect of changes in political conditions in the U.S. and other countries in which Otis and its businesses operate, including the effect of changes in U.S. trade policies or the United Kingdom’s withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (14) the effect of changes in tax, environmental, regulatory (including among other things import/export) and other laws and regulations in the U.S. and other countries in which Otis and its businesses operate; (15) the ability of Otis to retain and hire key personnel; (16) the scope, nature, impact or timing of acquisition and divestiture activity, including among other things integration of acquired businesses into existing businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs; (17) the expected benefits of the separation and distribution; (18) a determination by the Internal Revenue Service and other tax authorities that the distribution or certain related transactions should be treated as taxable transactions; (19) risks associated with indebtedness incurred as a result of financing transactions undertaken in connection with the separation; (20) the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the separation will exceed Otis’ estimates; and (21) the impact of the separation on Otis’ businesses and Otis’ resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary from those stated in forward-looking statements, see Otis’ registration statements on Form 10 and Form S-3 and the reports of Otis on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. Any forward-looking statement speaks only as of the date on which it is made, and Otis assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.